                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 16, 2004
                Date of Report (Date of earliest event reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                       000-29182                11-3292094
-------------------            ----------------          ---------------
(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)          Identification No.)
incorporation)

              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (718) 937-3700

                                       N/A
              -----------------------------------------------------

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 16, 2004, the Company received a letter from Bruce Bendell granting the Company additional time, until September 7, 2004, to consider the terms of the transaction proposed by Mr. Bendell in a letter dated June 9, 2004, as extended on June 17, 2004, July 6, 2004 and July 23, 2004. A copy of the extension letter is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       Exhibit No.           Description
       ----------            ---------------
       99.1                 Extension Letter dated August 16, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2004

                                   THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                   By: /s/ Bruce Bendell
                                       ---------------------------------
                                       Name:  Bruce Bendell
                                       Title: President, Chief Executive Officer
                                              and Acting Chief Financial Officer

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